THE GABELLI VALUE FUND INC.


                               Class A,B,C Shares

                                   PROSPECTUS
                                   May 1, 1999


The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
==============================================================================


                           The Gabelli Value Fund Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                                           [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         (1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                                                           Robert J. Morrisey
Chairman and Chief Investment Officer                                           Attorney-at-Law
Gabelli Asset Management Inc.                                                   Morrissey, Hawkins & Lynch

Bill Callaghan                                                                  Karl Otto Pohl
President                                                                       Former President
Bill Callaghan Associates                                                       Deutsche Bundesbank

Felix J. Christiana                                                             Anthony R. Pustorino
Former Senior Vice President                                                    Certified Public Accountant
Dollar Dry Dock Savings Bank                                                    Professor, Pace University

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

                                    Officers

Mario J. Gabelli, CFA                                                           Bruce N. Alpert
President and Chief                                                             Chief Operating Officer,
Investment Officer                                                              Vice President and Treasurer

James McKee
Secretary

Questions?
Call 1-800-GABELLI or your investment representative.

\\uranus\fsg\shared\boslegal\clients\gabvalue\peas\1999\prosp99b.doc

                                                 TABLE OF CONTENTS


Page

INVESTMENT AND PERFORMANCE SUMMARY................................................................................3


INVESTMENT AND RISK INFORMATION...................................................................................6


MANAGEMENT OF THE FUND............................................................................................8


CLASSES OF SHARES.................................................................................................9


PURCHASE OF SHARES...............................................................................................13


REDEMPTION OF SHARES.............................................................................................15


EXCHANGES OF SHARES..............................................................................................16


PRICING OF FUND SHARES...........................................................................................17


DIVIDENDS AND DISTRIBUTIONS......................................................................................18


TAX INFORMATION..................................................................................................18


FINANCIAL HIGHLIGHTS.............................................................................................19



                                        INVESTMENT AND PERFORMANCE SUMMARY

Investment Objective:

         The Fund seeks to provide long-term capital appreciation. Capital is the amount of money you invest in the Fund. Capital appreciation is an increase in the value of your investment.

Principal Investment Strategies:

         The Fund will primarily invest in common stocks. The Fund may also invest in companies that are involved in corporate reorganizations. Additionally, the Fund may invest in foreign securities. The Fund focuses on securities of companies which appear underpriced relative to their "private market value." Private market value is the value the Fund's adviser believes informed investors would be willing to pay for a company.

Principal Risks:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Corporate reorganizations involve the risk that the anticipated transactions may not be completed at the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. Investments in foreign securities involve risks related to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the portfolio securities' private market values may never be realized by the market, or their prices may go down. The Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of a single company to a greater extent than a diversified investment company. Because the Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers could have a greater impact on the Fund's share price.


Who May Want to Invest:

         The Fund may appeal to you if:

     you are a long-term investor or saver. you seek growth of capital. you believe that the market will favor value over growth stocks over the long term. you wish to include a value strategy as a portion of your overall investments. you prefer to invest in a more concentrated portfolio.

         You may not want to invest in the Fund if:

                   you are seeking a high level of current income.
                   you are conservative in your investment approach.
                   you seek to maintain  the value of your  original  investment more than potential growth of capital.

         An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

         The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1990 and commencement of operations, respectively), and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compared to those of the S&P(R) 500 Stock Index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


         BAR CHART*  [Graphic Omitted]

         EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Calendar Year Total Returns

                        1990           (5.6)%
                        1991           15.3%
                        1992           12.7%
                        1993           39.4%
                        1994            0.0%
                        1995           22.5%
                        1996            8.7%
                        1997           48.2%
                        1998           23.2%

*The bar chart above shows the total returns for Class A shares (not including sales load). The Class B and Class C shares of the Fund are new classes for which performance is not yet available. The returns for the Class B and Class C shares will be substantially similar to those of the Class A shares shown here because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes will differ.

         Class A, B and C share sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended June 30, 1997) and the lowest return for a quarter was (13.2)% (quarter ended September 30, 1998).

----------------------------------------------- ------------------ ------------------ -------------------------------
         Average Annual Total Returns             Past One Year     Past Five Years     Since September 29, 1989*
  (for the periods ended December 31, 1998)
----------------------------------------------- ------------------ ------------------ -------------------------------
----------------------------------------------- ------------------ ------------------ -------------------------------
The Gabelli Value Fund Class A shares+                16.5%              18.1%                    16.2%
----------------------------------------------- ------------------ ------------------ -------------------------------
----------------------------------------------- ------------------ ------------------ -------------------------------
S&P(R)500 Stock Index**                                28.7%              24.1%                    17.3%
----------------------------------------------- ------------------ ------------------ -------------------------------

*        From September 29, 1989, the date that the Fund began operations.
**       The S&P(R) 500  Composite  Stock  Price  Index is a widely  recognized, unmanaged  index of common stock prices.  The  performance of the Index does not include expenses or fees.
+        Includes the effect of the 5.5% initial sales charge.


Fees and Expenses of the Fund:

         These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                    Class A     Class B    Class C
Shareholder Fees (fees paid directly from your investment):                          Shares      Shares     Shares
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)........................................         5.50%1      None       None
Maximum Deferred Sales Charge (Load)
(as a percentage of redemption price*) ....................................         None2       5.00%2     1.00%2

     Annual  Fund  Operating  Expenses  (expenses  that are  deducted  from Fund
assets):                                                              Management
Fees............................................................   1.00%   1.00%
1.00%         Distribution         and        Service        (Rule        12b-1)
Expenses3............................      0.25%      1.00%      1.00%     Other
Expenses.............................................................      0.15%
0.15%      0.15%     ----     ----     ----     Total      Annual      Operating
Expenses............................................ 1.40% 2.15% 2.15% ==== ====
====  ..................  1 The sales charge  declines as a  percentage  of your investment as the amount invested increases. 2 The Fund imposes a CDSC, which is a  back-end  load,  upon  redemption  if you sell  your  Class B  shares  within approximately  eighty-four  months  after  purchase.  A CDSC  of 1%  applies  to redemptions  of Class C shares within  twenty-four  months after  purchase and a
CDSC of 1% applies to redemptions of certain Class A shares within twelve months after  purchase.  3 As a result of the  payment of sales  charges and Rule 12b-1 expenses,  long  term  shareholders  may pay  more  than the  maximum  permitted front-end sales charge.  * "Redemption  price" equals the net asset value at the time of investment or redemption, whichever is lower.

Example

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods (except as noted), (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 Year            3 Years          5 Years           10 Years

     Class A Shares                 $685              $969             $1,274            $2,137

     Class B Shares
  -assuming redemption              $718              $973             $1,354            $2,483
  -assuming no redemption           $218              $673             $1,154            $2,483

     Class C Shares
  -assuming redemption              $318              $673             $1,154            $2,483
  -assuming no redemption           $218              $673             $1,154            $2,483


                                          INVESTMENT AND RISK INFORMATION

         The Fund's investment objective is long-term capital appreciation. The Fund's investment objective may not be changed without shareholder approval.

         The Fund invests primarily in equity securities of companies which the Fund's adviser, Gabelli Funds, LLC (the "Adviser"), believes are undervalued and have the potential to achieve significant capital appreciation. The Adviser invests in companies whose stocks are selling at a significant discount to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

         Undervaluation of a company's stock can result from a variety of factors, such as a lack of investor recognition of:

                   the underlying value of a company's fixed assets, the value of a consumer or commercial franchise, changes in the economic or financial environment affecting the company, new, improved or unique products or services, new or rapidly expanding markets, technological developments or advancements affecting the company or its products, or changes in governmental regulations, political climate or competitive conditions.

         The actual events that may lead to a significant increase in the value of a company's securities include:

                   a change in the company's management or management policies, an investor's purchase of a large portion of the company's stock, a merger or reorganization or recapitalization of the company, a sale of a division of the company, a tender offer (an offer to purchase investors' shares), the spin-off to shareholders of a subsidiary, division or other substantial assets, or the retirement or death of a senior officer or substantial shareholder of the company.

         In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.


         The Fund's assets will be invested primarily in common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. Warrants are rights to purchase securities at a specified time at a specified price.

         The Fund may also use the following investment techniques:

     Foreign Securities. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

          Defensive Investments. When opportunities for capital appreciation do not appear attractive or when adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive instruments. Such instruments include obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market investments maturing in less than one year, including high-quality commercial paper (rated at least "A-1" by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P"), or "P-1" by Moody's Investors Service, Inc. ("Moody's"), bank certificates of deposit and time deposits, repurchase agreements with respect to such instruments, and certain money market mutual funds. When following a defensive strategy, the Fund will be less likely to achieve its investment goal of capital appreciation.

          Corporate Reorganizations. The Fund may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced ("reorganization securities"). Frequently, the holders of securities of companies involved in such transactions will receive new securities ("substituted securities") in exchange therefor. No more than 30% of the Fund's total assets, however, may be invested in reorganization securities where the Adviser anticipates selling the reorganization securities or the substituted securities within six months or less of the initial purchase of the reorganization securities. This limitation, however, will not apply to reorganization securities that have been purchased to supplement a position in such securities held by the Fund for more than six months.

          American Depositary Receipts. The Fund may purchase American Depositary Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers that are not included in the Fund's 25% limitation on foreign securities. ADRs are receipts issued by U.S. banks or trust companies with respect to securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

         The Fund may also engage to a limited extent in other investment practices in order to achieve its investment goal.

         Investing in the Fund involves the following risks, listed in the order of importance:

          Market Risk. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth at an earlier time.

          Fund and Management Risk. The Fund invests in stocks issued by companies believed by the Adviser to be trading at a discount to their private market value (value stocks). The Fund's price may decline because the market favors other stocks or small capitalization stocks over stocks of larger companies. If the Adviser is incorrect in its assessment of the private market values of the securities it holds, then the value of the Fund's shares may decline.

          Risks of Focusing on Corporate Reorganizations. The Fund may invest a substantial portion of its assets in securities of companies that are involved or may become involved in corporate transactions such as tender offers and corporate reorganizations. The principal risk of this type of investing is that the anticipated transactions may not be completed at the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. This may limit tender offers or other non-negotiated offers for a company and/or prevent competing offers. Such measures may also limit the amount of securities in any one issuer that the Fund may buy.

          Foreign Risk. Prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.


                                              MANAGEMENT OF THE FUND

         The Adviser. Gabelli Funds, LLC, with principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Directors. The Adviser and its affiliates also manage several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Funds, Inc., a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange, Inc. ("NYSE").

         As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 1998, the Fund paid the Adviser an annual fee equal to 1.00% of the value of the Fund's average daily net assets.

         The Portfolio  Manager.  Mario J. Gabelli,  CFA, is responsible for the day-to-day  management  of the  Fund.  Mr.  Gabelli  has  been  Chairman,  Chief
Executive  Officer  and  Chief  Investment   Officer  of  the  Adviser  and  its
predecessor since inception and of its parent company, GAMI, since 1999. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO, a wholly-owned subsidiary of GAMI, and is an officer or director of various other companies affiliated with GAMI. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.

         Year 2000. As the year 2000 approaches, an issue has emerged regarding how the software used by the Fund's service providers can accommodate the date "2000." Failure to adequately address this issue could result in major systems or process failures which could disrupt the Fund's operations. The Adviser is working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. The Fund cannot guarantee, however, that all year 2000 issues will be identified and corrected by January 1, 2000, and any non-compliant computer system could hurt key Fund operations, such as shareholder servicing, pricing and trading. In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests, particularly companies in foreign countries. For example, these companies may incur substantial costs to correct the Year 2000 problem, which could lower the value of such companies' securities and negatively affect the Fund's performance.


                                                 CLASSES OF SHARES

         Three classes of the Fund's shares are offered in this prospectus - Class A shares, Class B shares, and Class C shares. Class B and Class C shares are newly offered. The table below summarizes the differences among the classes of shares.

          a "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares. a "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption. a "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.


                            Class A Shares             Class B Shares             Class C Shares

Front-End Sales Load?       Yes.  The percentage       No.                        No.
                            declines as the amount
                            invested increases.

Contingent Deferred Sales   No.                        Yes, for shares redeemed   Yes, for shares redeemed
Charge?                                                within eighty-four         within twenty-four
                                                       months after purchase.     months after purchase.
                                                       Declines over time.

Rule 12b-1 Fee              0.25%                      1.00%                      1.00%

Convertible to Another      No.                        Yes.  Automatically        No.
Class?                                                 converts to Class A
                              shares approximately
                            eighty-four months after
                                    purchase.

Fund Expense Levels         Lower annual expenses      Higher annual expenses     Higher annual expenses
                            than Class B or Class C    than Class A shares.       than Class A shares.
                            shares.

In selecting a class of shares in which to invest, you should consider:

          the length of time you plan to hold the shares.
          the amount of sales charge and Rule 12b-1 fees.
          whether you qualify for a reduction or waiver of the Class A sales charge. that Class B shares convert to Class A shares approximately eighty-four months after purchase.

------------------------------------------------------ -----------------------------------------------------
If you . . .                                           then you should consider . . .
------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------ -----------------------------------------------------
o  intend to hold your shares for less than            purchasing Class C shares instead of either Class A
    eighty-four months                                 or Class B shares
o  do not qualify for a reduced or waived front-
    end sales load
------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------ -----------------------------------------------------
o   intend to hold your  shares  for seven  years or  purchasing  Class B shares instead of either Class A more shares or Class C shares
o  do not qualify for a reduced or waived front-
    end sales load
------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------ -----------------------------------------------------
o   qualify  for a reduced  or  waived  front-end  purchasing  Class A shares no matter how long you sales load intend to hold your shares
------------------------------------------------------ -----------------------------------------------------


Sales Charge - Class A Shares

         The sales charge is imposed on Class A shares in accordance with the following schedule:

                                                        Sales Charge           Sales Charge              Reallowance
                                                         as % of the              as % of               to Soliciting
Amount of Investment                                   Offering Price*        Amount Invested         Broker-Dealers

Less than $100,000...................................      5.50%                   5.82%                  4.50%
$100,000 but under $250,000..........................      4.50%                   4.71%                  3.75%
$250,000 but under $500,000..........................      3.50%                   3.63%                  3.00%
$500,000 but under $1 million........................      2.75%                   2.83%                  2.50%
$1 million or more...................................      2.00%                   2.04%                  1.75%

*Includes front-end sales load

Sales Charge Reductions and Waivers - Class A Shares

         Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A shares to receive volume discounts and (2) investors who sign a Letter of Intent and agree to make purchases over time. Certain types of investors are eligible for sales charge waivers.

Volume Discounts. Investors eligible to receive volume discounts are individuals and their immediate families, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A shares you already hold in the Fund and other funds advised by Gabelli Funds, LLC or its affiliates along with the value of the Class A shares being purchased to qualify for a reduced sales charge. For example, if you own Class A shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.50%, rather than the 5.50% normally charged on a $4,000 purchase. If you want more information on volume discounts, call the Distributor at 1-800-GABELLI (1-800-422-3554) or your broker.

Letter of Intent. If you initially invest at least $1,000 in Class A shares of the Fund and submit a Letter of Intent to the Distributor, you may make purchases of Class A shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. For more information on the Letter of Intent, call 1-800-GABELLI (1-800-422-3554).

Investors Eligible for Sales Charge Waivers. Class A shares of the Fund may be offered without a sales charge to (1) employees of Gabelli & Company, Inc., Boston Safe Deposit and Trust Company ("Boston Safe"), BFDS, State Street, First Data Investor Services Group, Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and the spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, GAMCO, officers, directors, trustees, general partners, directors and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their spouses and minor children when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 30 days of the redemption;
(5) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund; (7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Fund's distributor when they first satisfy these requirements); (8) any unit investment trusts registered under the Investment Company Act of 1940 (the "1940 Act") which have shares of the Fund as a principal investment; (9) investment advisory clients of GAMCO and their immediate families; (10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser;
(11) financial institutions purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

         Investors who qualify under the categories described above should contact their brokerage firm or the Distributor.

Contingent Deferred Sales Charges

         You will pay a CDSC when you redeem:

                   Class B shares within eighty-four months of buying them. Class C shares within twenty-four months of buying them.

         The CDSC schedule for Class B shares is set forth below. The CDSC payable upon redemption of Class C shares redeemed within twenty-four months of purchase is 1%. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.

                                                                      Class B Shares
Years Since Purchase                                                        CDSC
--------------------                                                        ----
First..................................................................     5.00%
Second.................................................................     4.00%
Third..................................................................     3.00%


Fourth.................................................................     3.00%


Fifth..................................................................     2.00%


Sixth..................................................................     1.00%


Seventh and thereafter.................................................     0.00%



         The Distributor pays sales commissions of 4.00% of the purchase price of Class B shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B shares of the Fund.

         You will not pay a CDSC to the extent that the value of the redeemed shares represents:

          reinvestment of dividends or capital gains distributions. capital appreciation of shares redeemed.

         When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a money market fund, however, will not count for purposes of calculating the applicable CDSC.

         We will waive the CDSC payable upon redemptions of shares for:

     redemptions and distributions from retirement plans made after the death or disability of a shareholder. minimum required distributions made from an IRA or other retirement plan account after you reach age 59 1/2. involuntary redemptions made by the Fund. a distribution from a tax-deferred retirement plan after your retirement. returns of excess contributions to retirement plans following the shareholder's death or disability.

Conversion Feature - Class B Shares

          Class B shares automatically  convert to Class A shares of the Fund on the first business day of the eighty-fifth month following the month in which you acquired such shares.
          After conversion,  your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.
          You will not pay any sales  charge or fees when your  shares  convert, nor will the transaction be subject to any tax.
          If you exchange Class B shares of one fund for Class B shares of another fund (See "Exchanges of Shares"), your holding period will be calculated from the time of your original purchase of Class B shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.
          The dollar value of Class A shares you receive will equal the dollar value of the B shares converted.

              The Board of Directors may suspend the automatic conversion of Class B to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B shares are convertible.

         The Fund has adopted a plan under Rule 12b-1 (the "Plan") for each of its classes of shares. Under the Plan, the Fund may use its assets to finance activities relating to the sale of its shares and the provision of certain shareholder services.

         Rule 12b-1 Fees

         The Rule 12b-1 fees vary by class as follows:

                                    Class A                   Class B                   Class C

Service Fees                        None                      0.25%                     0.25%
Distribution Fees          0.25%                     0.75%                      0.75%

These are annual rates based on the value of each Class' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C shares than Class A shares, Class B and Class C shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                                                PURCHASE OF SHARES

         You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through Gabelli & Company, Inc. (the "Distributor"), directly from the Fund through the Fund's transfer agent or through broker-dealers that have entered into selling agreements with the Distributor ("Soliciting Broker-Dealers").

          From a Soliciting Broker-Dealer. You may purchase shares from Soliciting Broker-Dealers. The Soliciting Broker-Dealer will transmit a purchase order and payment to State Street Bank and Trust Company ("State Street") on your behalf. Soliciting Broker-Dealers may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

          By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Value Fund" to:

         By Mail                                     By Personal Delivery
         The Gabelli Funds                           The Gabelli Funds
         P.O. Box 8308                             The BFDS Building, 7th Floor
         Boston, MA 02266-8308                       Two Heritage Drive
                                Quincy, MA 02171

         You can obtain a subscription order form by calling 1-800-422-3554. Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

          By Bank Wire. To open an account using the bank wire system, first telephone the Fund at 1-800-422-3554 to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                                        State Street Bank and Trust Company
                                        ABA #011-0000-28 REF DDA #99046187
                                            Re: The Gabelli Value Fund
                                              Class A, B or C Shares
                                                Account #__________
                                          Account of [Registered Owners]
                                       225 Franklin Street, Boston, MA 02110

         If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

Minimum Investments. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Soliciting Broker-Dealers may have different minimum investment requirements.

Share Price. The Fund sells its shares at the "net asset value" next determined after the Fund receives your completed subscription order form and your payment in Federal funds, subject to a sales charge in the case of Class A shares. See "Pricing of Fund Shares" for a description of the calculation of net asset value and "Class of Shares -- Sales Charge - Class A Shares" for a description of the sales charges.

Retirement Plans. The Fund has available a form of IRA for investment in Fund shares that may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investments for all such retirement plans is $250. The minimum for all subsequent investments is $100.

Automatic Investment Plan. The Fund offers an automatic monthly investment plan. There is no minimum monthly investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.

General. State Street will not issue share certificates unless requested by you. The Fund reserves the right to (i) reject any purchase order if, in the opinion of Fund management, it is in the Fund's best interest to do so and (ii) suspend the offering of shares for any period of time.


                                               REDEMPTION OF SHARES

         You can redeem shares on any Business Day without a redemption fee. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.

         The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request, subject in some cases to a CDSC as described under "Classes of Shares - Contingent Deferred Sales Charges" above. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

         You may redeem shares through the Distributor, directly from the Fund through its transfer agent or through Soliciting Broker-Dealers.

                   Through a  Broker-Dealer.  You may  redeem  shares  through a broker-dealer which will transmit a redemption order to State Street on your behalf. A redemption request received from a broker-dealer will be effected at the net asset value next determined (less any applicable CDSC) after State Street receives the request. If you hold share certificates, you must present the certificates to the broker-dealer endorsed for transfer. A broker-dealer may charge you fees for effecting redemptions for you.


                   By Letter.  You may mail a letter  requesting  redemption  of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

                   By  Telephone.  You  may  redeem  your  shares  in  a  direct registered account by calling either 1-800-422-3554 or 1-800-872-5365 (617-328-5000 from outside the United States), subject to a $25,000 limitation. You may not redeem shares held through an IRA by telephone. If State Street properly acts on telephone instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone transactions. You may be responsible for any fraudulent telephone order as long as State Street or the Fund takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares" below).

                  1. Telephone Redemption By Check. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

                  2. Telephone Redemption By Wire. The Fund accepts telephone requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

                   Through  the  Automatic   Cash   Withdrawal   Plan.  You  may
                  automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. If you redeem Class B or Class C shares under this plan, you must pay the applicable CDSC. Please call the Distributor at 1-800-422-3554 for more information.

                   Through  Involuntary  Redemption.  The  Fund may  redeem  all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing and allowed 30 days to increase the value of your shares to at least $1,000.

Redemption Proceeds

         If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after it receives your redemption request. If you purchased your Fund shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase.

         The Fund may pay to you your redemption proceeds wholly or partly in portfolio securities. Payments would be made in portfolio securities, however, only in the rare instance that the Fund's Board of Directors believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.


                                                EXCHANGES OF SHARES

         You may exchange shares of the Fund you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through exchange call 1-800-GABELLI (1-800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates. Except for shares exchanged into a money market fund, Class B and Class C shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate they had at the time of exchange.

         In effecting an exchange:

     you must meet the minimum purchase requirements for the fund whose shares you purchase through exchange. if you are exchanging into Class A shares of a fund with a higher sales charge, you must pay the difference at the time of exchange. you may realize a taxable gain or loss. you should read the prospectus of the fund whose shares you are purchasing (call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus). you should be aware that brokers may charge a fee for handling an exchange for you.

              You may exchange share by telephone, by mail or through a broker.

     Exchanges by Telephone. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

          Exchanges by Mail.  You may send a written  request for  exchanges to:
              The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. State your name, your account number, the dollar value or number of shares you wish to exchange, the name and class of the funds whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

     We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


                                              PRICING OF FUND SHARES

         The Fund's net asset value per share is calculated on each Business Day. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

         The Fund's net asset value is calculated separately for each class. It is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time, and is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors of the Fund believe represents fair value.

         The Fund may from time to time hold securities that are primarily listed on foreign exchanges. Such securities may trade on days when the Fund does not price its shares. Therefore, the Fund's net asset value may change on days when you are not able to purchase or redeem the Fund's shares.


                                            DIVIDENDS AND DISTRIBUTIONS

         Dividends and distributions may differ for different classes of shares. They will be automatically reinvested for your account at net asset value in additional shares of the Fund, unless you instruct the Fund to pay all dividends and distributions in cash. If you elect cash distributions, you must instruct the Fund either to credit the amounts to your brokerage account or to pay the amounts to you by check. Dividends from net investment income and distributions of net realized capital gains earned by the Fund, if any, will be paid annually. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

                                                  TAX INFORMATION

         The Fund expects that its distributions will consist primarily of net investment income and capital gains, which may be taxable at different rates depending on the length of time the Fund holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, may be subject to federal, state or local taxes. An exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares; therefore, any gain you realize on such a transaction may be taxable.

         Foreign   shareholders   may  be   subject   to   special   withholding
requirements.

         This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                                               FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's Class A shares. The Class B and Class C shares have not previously been offered and therefore do not have a previous financial history. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements and related notes are included in the annual report, which is available upon request.

Per share amounts for the Fund's Class A shares outstanding throughout each year ended December 31,

                                            1998          1997         1996         1995         1994
                                            ----          ----         ----         ----         ----
Operating performance:
Net asset value, beginning of year....       $14.30      $11.52       $11.61       $ 10.49      $ 12.09
                                              -----      ------       ------       -------      -------

Net investment income/(loss)..........        (0.06)      (0.05)       (0.02)         0.05         0.09
Net realized and unrealized gain/(loss) on
  investments.........................         3.33        5.55         1.04          2.30        (0.09)
                                             ------        ----         ----         -----       -------

 Total from investment operations.....         3.27        5.50         1.02          2.35         0.00

Distributions to shareholders:
  Net investment income...............       ---         ---          ---            (0.05)       (0.09)
  In excess of net investment income---      ---         ---          ---                         (0.00)(a)
  Net realized gain on investments....        (1.49)      (2.72)       (1.10)        (1.18)       (1.50)

In excess of net realized gains.......       ---         ---          ---           ---           (0.01)

Paid-in capital.......................       ---         ---           (0.01)       ---          ---

Total distributions...................        (1.49)      (2.72)       (1.11)        (1.23)       (1.60)

Net asset value, end of year..........       $16.08      $14.30       $11.52       $ 11.61      $ 10.49
                                              =====      ======       ======       =======      =======

Total return+ ......................          23.2%       48.2%         8.7%         22.5%         0.0%

Ratios to average net assets and supplemental data:
Net assets, end of year (in 000's)....    $798,812      $596,547    $460,836        $486,144     $436,629
  Ratio of net investment income
    to average net assets/(loss)......        (0.41)%     (0.45)%      (0.12)%        0.42%        0.73%
  Ratio of operating expenses to
    average net assets................         1.40%       1.42%        1.40%         1.50%        1.50%
Portfolio turnover rate...............        46%         44%          37%           65%          67%
 .........
+  Total  return  represents  aggregate  total return of a  hypothetical  $1,000 investment  at the beginning of the period and sold at the end of the period, including  reinvestment  of  dividends,  and does not reflect any  applicable sales charge.

(a) Amount represents less than $0.005 per share.


                                              THE GABELLI VALUE FUND
                                                Class A,B,C Shares

         For More Information:

         For more information about the Fund, the following documents are available free upon request:

         Annual/Semi-annual Reports:

         The Fund's semi-annual and audited annual reports to shareholders contain detailed information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

         Statement of Additional Information (SAI):

         The SAI provides more detailed  information  about the Fund,  including
         its  operations  and  investment   policies.   It  is  incorporated  by
         reference, and is legally considered a part of this prospectus.

         You can get free copies of these documents and prospectuses of other Funds in the Gabelli Family, or request other information and discuss your questions about the Fund by contacting:

                                    The Gabelli Value Fund Inc.
                                    One Corporate Center
                                    Rye, NY  10580
                                    Telephone 1-800-GABELLI (1-800-422-3554)
                                    www.gabelli.com

         You can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

         -     Free from the Commission's Website at http://www.sec.gov.









Investment Company Act File Number: 811-05848.